UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2023
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Under Armour, Inc. (the “Company”) was held on August 29, 2023. At the Annual Meeting, the stockholders voted on five proposals and cast their votes as described below. The record date for this meeting was June 5, 2023.
Proposal 1
The individuals listed below were elected at the Annual Meeting to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The voting results were as follows:

Nominees	For	Withhold Authority To Vote	Broker Non-Votes
Kevin A. Plank	415,828,758	39,864,562	30,302,322
Douglas E. Coltharp	450,563,647	5,129,673	30,302,322
Jerri L. DeVard	417,655,195	38,038,125	30,302,322
Mohamed A. El-Erian	451,756,263	3,937,057	30,302,322
Carolyn N. Everson	453,313,163	2,380,157	30,302,322
David W. Gibbs	448,767,229	6,926,091	30,302,322
Karen W. Katz	418,980,231	36,713,089	30,302,322
Stephanie C. Linnartz	453,894,973	1,798,347	30,302,322
Eric T. Olson	404,651,966	51,041,354	30,302,322
Patrick W. Whitesell	449,812,749	5,880,571	30,302,322

Proposal 2
The stockholders approved the Company’s executive compensation, in a non-binding advisory vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
412,700,258	42,737,078	255,984	30,302,322
Proposal 3
The stockholders recommended, in a non-binding advisory vote, that the future advisory votes on the Company’s executive compensation be held every year. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
449,676,101	524,896	5,226,660	265,663	30,302,322
Proposal 4

The stockholders approved the Company’s Fourth Amended and Restated 2005 Omnibus Long-Term Incentive Plan (the “2005 Plan”) to increase the number of Class C shares reserved for issuance, among other changes. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
400,154,850	55,254,765	283,705	30,302,322
A description of the 2005 Plan is included in Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on June 27, 2023, which description is incorporated herein by reference. Such description does not purport to be complete, and is qualified in its entirety by reference to the 2005 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Proposal 5

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. The voting results were as follows:

For	Against	Abstain
475,712,116	10,005,776	277,750

No other matters were submitted for stockholder action.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
10.1	Under Armour, Inc. Fourth Amended and Restated 2005 Omnibus Long-Term Incentive Plan.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: August 31, 2023	By:	/s/ MEHRI SHADMAN
Mehri Shadman
Executive Vice President, Chief Legal Officer and Corporate Secretary